UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 19, 2012

Liberty Global, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-51360	20-2197030
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification #)

12300 Liberty Boulevard Englewood, CO 80112
(Address of Principal Executive Office)

(303) 220-6600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 19, 2012, we held our annual meeting of stockholders. At the annual meeting, two matters were considered and acted upon: (1) the election of three directors to serve as Class I members of our Board until the 2015 annual meeting of stockholders or until their respective successors are elected and (2) the ratification of the selection of KPMG LLP as our independent auditors for the year ending December 31, 2012. Proposals 1 and 2 were adopted. The number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each such matter, are set forth below.

1) The Election of Directors Proposal:

	FOR	WITHHOLD	BNV

John P. Cole, Jr.	216,174,478	1,334,818	11,422,131

Richard R. Green	216,329,905	1,179,391	11,422,131

David E. Rapley	215,955,079	1,554,217	11,422,131

2) The Auditors Ratification Proposal:

FOR	AGAINST	ABSTAIN	BNV

227,711,036	1,057,593	162,798	—

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY GLOBAL, INC.

By:	/s/ MICHELLE L. KEIST
Michelle L. Keist
Vice President, Legal

Date: June 20, 2012

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